Exhibit 99.2

Exhibit 99.2. Certificate of Chief Financial Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

          In connection with the Quarterly Report of Digital Insight Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Elizabeth S.C.S. Murray, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Elizabeth S.C.S. Murray
Elizabeth S.C.S. Murray
Chief Financial Officer
(Principal Financial and Accounting Officer)
August 14, 2002